EXHIBIT 99.3



                           MARINE PRODUCTS CORPORATION
                 Form 10-Q - Second Quarter Ended June 30, 2003

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Richard A. Hubbell, certify that;

         The Form 10-Q of Marine Products Corporation, for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) of the Securities and Exchange Act of 1934; and

         The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Marine Products Corporation for the periods presented.




                                    /s/ Richard A. Hubbell
                                    -----------------------------------------
Date: July 25, 2003                 Richard A. Hubbell
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)